Exhibit 13.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT

Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of CLP Power Hong Kong Limited (the “Company”) on Form 20-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Betty S. M. Yuen, Managing Director of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2004	By:	/s/ Betty S. M. Yuen
Betty S. M. Yuen Managing Director